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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE


                        SUPPLEMENT DATED NOVEMBER 1, 2005
                                       TO
                PROSPECTUSES DATED MAY 1, 2005 (AS SUPPLEMENTED)


This supplement provides information in addition to that contained in the prospectus dated May 1, 2005 (as supplemented) for Class VA, XC, C, L, L-4 Year, A, B and AA variable annuity contracts issued by First MetLife Investors Insurance Company. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

DEATH BENEFIT

Replace the second and third paragraphs under "General Death Benefit Provisions" in the "Death Benefit" section of the prospectus with the following:

A beneficiary must elect the death benefit to be paid under one of the payment options (unless the owner has previously made the election). The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. For non-qualified contracts, payment must begin within one year of the date of death. For qualified contracts, payment must begin no later than the end of the calendar year immediately following the year of death.

We also offer a payment option, for both tax qualified and non-tax qualified contracts, under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may choose any optional death benefit available under the new contract. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. Moreover, if the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the annuitant would have reached 701/2 (which may be more or less than five years after the annuitant's death). (See "Federal Income Tax Status.") Your beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other tax qualified or non-tax qualified contracts, depending on which type of contract you own, held in the name of the decedent. Your beneficiary is also permitted to choose some of the optional benefits available under the contract, but certain contract provisions or programs may not be available.


        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE



Distributor:
MetLife Investors Distribution Company                   Telephone: 800-989-3752
5 Park Plaza, Suite 1900
Irvine, CA 92614                                         SUPP-NQSNY

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[MetLife LOGO]

                                       First MetLife Investors Insurance Company
                                                                 200 Park Avenue
                                                              New York, NY 10166


October 28, 2005


VIA EDGAR
_________

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

    Re:  First MetLife Investors Insurance Company and
         First MetLife Investors Variable Annuity Account One (the "registrant") File No. 333-96775 (Class A)
         _________________________________________

Commissioners:

     Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933 is an electronic format copy of a Supplement dated November 1, 2005 to the Prospectus dated May 1, 2005, for the above-referenced registrant.

     If you have any questions, please contact me at (617) 578-3862.

Sincerely,


/s/ Nicholas J. Manorek
Nicholas J. Manorek
Legal Assistant